VAN KAMPEN FOCUS PORTFOLIOS, MUNICIPAL SERIES 383

                   Insured Municipals Income Trust, Series 447

                Supplement to the Prospectus dated June 12, 2002

         Notwithstanding anything to the contrary in the prospectus, any Managing Underwriter that purchases at least 1,000 Units of Insured Municipals Income Trust, Series 447 from the Sponsor on any single day during the initial offering period will be allowed a concession in connection with the distribution of such Units equal to $40.00 per Unit.

Supplement Dated:  June 19, 2002